UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 21, 2004
                                                        -----------------



                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------

            Delaware                                            13-3971809
            --------                                            ----------
 (State or other Jurisdiction                                (I.R.S. Employer
        of Incorporation)                                   Identification No.)


                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant

   (a) On December 21, 2004, the Audit Committee of the Board of Directors of Nephros, Inc. (the "Company") dismissed Grant Thornton, LLP ("Grant Thornton") as the Company's registered independent public accounting firm and approved the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Pursuant to the Company's Audit Committee Charter, the Audit Committee of the Company's Board of Directors has sole authority to terminate and to appoint the Company's independent auditors. Accordingly, the dismissal of Grant Thornton and the engagement of Deloitte & Touche were approved solely by the Audit Committee.

   Except as noted in the next sentence, the audit reports of Grant Thornton on the financial statements of the Company for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grant Thornton on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 included an explanatory paragraph that noted substantial doubt about the Company's ability to continue as a going concern.

   During the fiscal years ended December 31, 2003 and 2002 and through December 21, 2004, the Company had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter thereof in connection with its reports. During the years ended December 31, 2003 and 2002 and through December 21, 2004, there have been no events reportable pursuant to Item 304(a)(1)(iv)(B) of regulation S-B.

   The Company has provided a copy of the above disclosures to Grant Thornton and has requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated December 23, 2004, is filed as Exhibit 16.1 to this Form 8-K.

   (b) On December 23, 2004, the Audit Committee of the Board of Directors of the Company engaged the accounting firm of Deloitte & Touche as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2004. Pursuant to the Company's Audit Committee Charter, the decision to engage Deloitte & Touche was made solely by the Audit Committee of the Board of Directors of the Company. During the fiscal years ended December 31, 2003 and 2002 and through December 23, 2004, the Company did not consult with Deloitte & Touche regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the Company's fiscal years ended December 31, 2003 and 2002 and through December 23, 2004, the Company did not consult with Deloitte & Touche regarding any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Item 8.01. Other Events.

   On December 23, 2004, Nephros, Inc. issued a press release announcing it has retained the services of Deloitte & Touche LLP as the Company's independent registered public accountants. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      16.1 Letter from Grant Thornton to the Securities and Exchange Commission, dated December 23, 2004

      99.1  Press Release issued by Nephros, Inc. dated December 23, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 23, 2004



                                          NEPHROS, INC.

                                          By: /s/ Marc L. Panoff
                                             ---------------------------------
                                             Marc L. Panoff
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)